UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K
                                -----------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 29, 2006
             (Date of Earliest Event Reported): (November 29, 2006)
                                -----------------

                      Revlon Consumer Products Corporation
             (Exact Name of Registrant as Specified in its Charter)
                                -----------------

           Delaware                   33-59650                13-3662953
 (State or Other Jurisdiction     (Commission File         (I.R.S. Employer
       of Incorporation)               Number)            Identification No.)

                     237 Park Avenue                             10017
                    New York, New York
         (Address of Principal Executive Offices)              (Zip Code)

                                 (212) 527-4000
              (Registrant's telephone number, including area code)

                                      None
          (Former name or former address if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 7.01.        Regulation FD Disclosure.

         On November 29, 2006, Revlon, Inc. ("Revlon"), the parent company of Revlon Consumer Products Corporation ("RCPC"), issued a press release (the "Right Offering Press Release") announcing Revlon's intention to launch, in December 2006, a $100 million rights offering that would allow Revlon's stockholders to purchase additional shares of Revlon's Class A common stock. Revlon also announced that it expects to use approximately $50 million of the proceeds from such rights offering to redeem approximately $50 million in aggregate principal amount of RCPC's 8 5/8% Senior Subordinated Notes due 2008, with the remainder of such proceeds to be used to repay indebtedness under RCPC's Proposed 2006 Revolving Credit Facility (defined below), without any permanent reduction in that commitment, after paying fees and expenses incurred in connection with such offering. Revlon also announced that RCPC's existing $87.0 million line of credit from MacAndrews & Forbes, Revlon's parent company, will be amended to provide for the continuation of $50.0 million of the line of credit through January 31, 2008 on substantially the same terms. A copy of the Rights Offering Press Release is attached to this Form 8-K as Exhibit 99.1 and it is incorporated by reference into this Item 7.01.

         On November 29, 2006, Revlon also issued a press release (the "Credit Facilities Press Release") announcing RCPC's plans to refinance its existing credit agreement as part of Revlon's overall plans to improve cash flow and strengthen its balance sheet and capital structure. Such refinancing is expected to include the replacement of RCPC's existing $800 million term loan with a new 5-year $840 million term loan facility (the "Proposed 2006 Term Loan Facility") and amending its existing $160 million multi-currency revolving credit facility and extending its maturity through the same 5-year period (the "Proposed 2006 Revolving Credit Facility" and, together with the Proposed 2006 Term Loan Facility, the "Proposed 2006 Credit Facilities"). The Company expects that RCPC will use the proceeds of the Proposed 2006 Credit Facilities to repay in full the approximately $800 million of outstanding indebtedness (plus accrued interest and a prepayment fee) under RCPC's existing term loan facility and the balance of such proceeds would be available for general corporate purposes, after paying fees and expenses incurred in consummating the Proposed 2006 Credit Facilities. A copy of the Credit Facilities Press Release is attached to this Form 8-K as Exhibit 99.2 and it is incorporated by reference into this Item 7.01.

         The transactions described in this Form 8-K are subject to market and other customary conditions. There can be no assurances that these transactions will be consummated.

         In accordance with General Instruction B.2 to the Form 8-K, the information under this Item 7.01 and the press releases shall be deemed to be "furnished" to the Securities and Exchange Commission (the "SEC") and not be deemed to be "filed" with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

Item 9.01.        Financial Statements and Exhibits.

         (d)      Exhibits.

Exhibit No.           Description
-----------           -----------

99.1 Rights Offering Press Release, dated November 29, 2006 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Revlon, Inc. furnished to the SEC on November 29, 2006).

99.2 Credit Facilities Press Release, dated November 29, 2006 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K of Revlon, Inc. furnished to the SEC on November 29, 2006).


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    REVLON CONSUMER PRODUCTS
                                    CORPORATION

                                    By: /s/ Robert K. Kretzman
                                        ----------------------
                                    Robert K. Kretzman
                                    Executive Vice President, Chief
                                    Legal Officer and General Counsel


Date: November 29, 2006



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                                  EXHIBIT INDEX


Exhibit No.           Description
-----------           -----------

99.1 Rights Offering Press Release, dated November 29, 2006 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Revlon, Inc. furnished to the SEC on November 29, 2006).

99.2 Credit Facilities Press Release, dated November 29, 2006 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K of Revlon, Inc. furnished to the SEC on November 29, 2006).


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